UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2005

The Shaw Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana		70809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	225-932-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On April 25, 2005, The Shaw Group Inc., a Louisiana corporation, (the "Company"), executed and delivered to The Bank of New York, as trustee, a third supplemental indenture (the "Third Supplemental Indenture") to the Indenture dated as of March 17, 2003 (the "Indenture") relating to the Company’s 10 3/4% Senior Notes due 2010 (the "Notes"), which eliminates substantially all of the restrictive covenants, certain events of default and certain other provisions contained in the Indenture. The following provisions of the Indenture, and all references thereto, were deleted in their entirety:
Section 4.02 (SEC Reports), except for the last sentence thereof;
Section 4.03 (Incurrence of Indebtedness);
Section 4.04 (Restricted Payments);
Section 4.05 (Dividend and Other Payment Restrictions Affecting Subsidiaries);
Section 4.06 (Asset Sales);
Section 4.07 (Transactions with Affiliates);
Section 4.08 (Offer to Purchase Upon Change of Control);
Section 4.09 (Liens);
Section 4.10 (Sale-and-Leaseback Transactions);
Section 4.11 (Additional Subsidiary Guarantees);
Section 5.01(3) (Merger, Consolidation or Sale of Assets);
Section 6.01(3), (4), (6) and (9) (Events of Default);
Section 6.12 (Stay, Extension and Usury Laws); and
Section 9.07 (No Inducements).

The Third Supplemental Indenture became operative on April 26, 2005. The Bank of New York also served as tender agent pursuant to the Company’s previously announced tender offer for the Notes. A copy of the Third Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed as an Exhibit to this Current Report on Form 8-K.

4.1 Third Supplemental Indenture dated as of April 25, 2005 among The Shaw Group Inc., a Louisiana corporation, as issuer, its subsidiaries signatory thereto, as Subsidiary Guarantors, and The Bank of New York, a New York banking corporation, as trustee, with respect to the 10 3/4% Senior Notes due 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Shaw Group Inc.

May 2, 2005	By:	Gary P. Graphia

Name: Gary P. Graphia
Title: Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

4.1	Third Supplemental Indenture dated as of April 25, 2005 among The Shaw Group Inc., a Louisiana corporation, as issuer, its subsidiaries signatory thereto, as Subsidiary Guarantors, and The Bank of New York, a New York banking corporation, as trustee, with respect to the 10 3/4% Senior Notes due 2010.